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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JUNE 18, 1999



                             THE NAHDREE GROUP, LTD.
               (Exact name of registrant as specified in charter)

         DELAWARE                       1-10860                  13-3615898
(State or other jurisdiction          (Commission              (IRS employer
    of incorporation)                 file number)           identification no.)

                                    530 SEVENTH AVENUE
                                    NEW YORK, NEW YORK 10018
(Address of principal executive offices)                              (Zip code)



       Registrant's telephone number, including area code (212) 947-9000


          (Former name or former address, if changed since last report)
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  The registrant and the 13 subsidiaries listed below filed petitions under Chapter 11 of the United States Bankruptcy Code on June 18, 1999, in the United States Bankruptcy Court for the District of New Jersey. The names of the companies filing under said Chapter 11 and their respective bankruptcy case numbers are set forth below.


Name                                                   Bankruptcy Case No.
----                                                   -------------------
The Nahdree Group, Ltd.                                99-37076

Subsidiaries
------------
The Nahdree Group, Inc.                                99-37082
Nah Nah Collection Inc.                                99-37084
NNCS-NJ LLC                                            99-37081
HRNL, Inc.                                             99-37078
H.R.I., Inc.                                           99-37079
N.N.C.S. LLC                                           99-37086
European Collections of Harriman, Inc.                 99-37083
European Collections of Williamsburg, Inc.             99-37080
European Collections of Chattanooga, Inc.              99-37075
European Collections of Silverthorne, Inc.             99-37088
European Collections of Queenstown, Inc.               99-37077
European Collections of Gilroy, Inc.                   99-37085
European Collections Outlet, Inc.                      99-37087

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       THE NAHDREE GROUP, LTD.


Date:  June 30, 1999                                   By: /s/ Hong J. Han
                                                           ---------------
                                                           Hong J. Han
                                                           President


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